UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2017

CHUBB LIMITED

(Exact name of registrant as specified in its charter)

Switzerland	1-11778	98-0091805
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Baerengasse 32

CH-8001 Zurich, Switzerland

(Address of principal executive offices)

Registrant’s telephone number, including area code: +41 (0)43 456 76 00

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) At the Chubb Limited (“Company”) Annual General Meeting of Shareholders (“annual general meeting”) held on May 18, 2017, the Company’s shareholders approved the amended and restated Chubb Limited Employee Stock Purchase Plan (“ESPP”). A more complete description of the ESPP is contained in the Company’s proxy statement, as filed with the Securities and Exchange Commission on April 4, 2017 (“Proxy Statement”), under the heading “Agenda Item 9: Approval of Amended and Restated Chubb Limited Employee Stock Purchase Plan,” which is incorporated herein by reference. The description of the ESPP set forth in the Proxy Statement is qualified in its entirety by reference to the complete text of the ESPP, which is set forth in Annex A to the Proxy Statement and is incorporated herein by reference as Exhibit 10.1 hereto.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company convened its annual general meeting on May 18, 2017 pursuant to notice duly given. The agenda items submitted at the annual general meeting were passed. The matters voted upon at the meeting and the results of such voting are set forth below.

The vote required to approve each agenda item noted below is described in the Proxy Statement under the headings “What vote is required to approve each agenda item?” and “What is the effect of broker non-votes and abstentions?”.

1.	Approval of the management report, standalone financial statements and consolidated financial statements of Chubb Limited for the year ended December 31, 2016

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
417,515,304	283,130	1,269,843	0

2.1	Allocation of disposable profit

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
418,418,691	279,285	370,301	0

2.2	Distribution of a dividend out of legal reserves (by way of release and allocation to a dividend reserve)

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
417,976,813	737,650	353,814	0

3.	Discharge of the Board of Directors

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
391,265,658	1,787,568	412,040	24,789,087

The voting results for Agenda Item 3 exclude shares held by the Company’s directors and executive officers, who are not permitted by law to vote their shares on the discharge of the Board of Directors.

4.1	Election of PricewaterhouseCoopers AG (Zurich) as the Company’s statutory auditor for the year ending December 31, 2017

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
414,351,969	4,495,997	220,311	0

4.2	Ratification of appointment of PricewaterhouseCoopers LLP (United States) as independent registered public accounting firm for purposes of U.S. securities law reporting for the year ending December 31, 2017

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
414,045,442	4,806,586	216,249	0

4.3	Election of BDO AG (Zurich) as special audit firm until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
417,983,458	815,486	269,333	0

5.1	Election of Evan G. Greenberg as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
388,313,495	5,652,231	313,464	24,789,087

5.2	Election of Robert M. Hernandez as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
385,473,157	8,597,962	208,071	24,789,087

5.3	Election of Michael G. Atieh as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
387,297,808	6,769,788	211,594	24,789,087

5.4	Election of Sheila P. Burke as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
393,440,677	654,166	184,347	24,789,087

5.5	Election of James I. Cash as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
393,079,343	1,000,271	199,576	24,789,087

5.6	Election of Mary Cirillo as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
390,518,333	3,492,401	268,456	24,789,087

5.7	Election of Michael P. Connors as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
361,572,414	32,501,824	204,952	24,789,087

5.8	Election of John A. Edwardson as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
393,675,898	392,214	211,078	24,789,087

5.9	Election of Leo F. Mullin as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
392,509,519	1,490,559	279,112	24,789,087

5.10	Election of Kimberly A. Ross as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
393,751,565	325,154	202,471	24,789,087

5.11	Election of Robert W. Scully as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
390,571,399	3,436,770	271,021	24,789,087

5.12	Election of Eugene B. Shanks, Jr. as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
393,634,098	434,347	210,745	24,789,087

5.13	Election of Theodore E. Shasta as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
393,490,787	579,436	208,967	24,789,087

5.14	Election of David H. Sidwell as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
393,587,707	497,091	194,392	24,789,087

5.15	Election of Olivier Steimer as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
393,465,390	610,978	202,822	24,789,087

5.16	Election of James M. Zimmerman as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
391,378,272	2,713,361	187,557	24,789,087

6.	Election of Evan G. Greenberg as the Chairman of the Board of Directors until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
315,826,697	77,922,220	530,273	24,789,087

7.1	Election of Michael P. Connors as Compensation Committee member until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
359,998,684	34,040,241	240,265	24,789,087

7.2	Election of Mary Cirillo as Compensation Committee member until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
390,966,777	3,067,651	244,762	24,789,087

7.3	Election of Robert M. Hernandez as Compensation Committee member until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
388,568,076	5,472,191	238,923	24,789,087

7.4	Election of Robert W. Scully as Compensation Committee member until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
392,363,730	1,681,144	234,316	24,789,087

7.5	Election of James M. Zimmerman as Compensation Committee member until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
392,352,159	1,698,549	228,482	24,789,087

8.	Election of Homburger AG as independent proxy until the conclusion of the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
418,309,277	311,806	447,194	0

9.	Approval of the amended and restated Chubb Limited Employee Stock Purchase Plan

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
391,952,213	1,997,292	329,685	24,789,087

10.1	Compensation of the Board of Directors until the next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
391,958,890	992,988	1,327,312	24,789,087

10.2	Compensation of Executive Management for the next calendar year

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
388,805,880	4,151,326	1,321,984	24,789,087

11.	Advisory vote to approve executive compensation under U.S. securities law requirements

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
376,590,427	15,798,518	1,890,245	24,789,087

12.	Advisory vote on frequency of submission of the advisory vote to approve executive compensation under U.S. securities law requirements

One Year	Two Years	Three Years	Shares Abstained	Broker Non-Votes
363,045,183	1,396,151	28,273,887	1,563,969	24,789,087

After taking into account the results of agenda item 12, the Board of Directors determined that it shall be the Company’s policy to submit the compensation of its named executive officers to shareholders for a non-binding advisory vote annually, at least until the Company’s next annual general meeting at which an advisory vote on the frequency of the submission of the advisory vote to approve executive compensation under U.S. securities law requirements is conducted.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1	Chubb Limited Employee Stock Purchase Plan incorporated by reference to Annex A of the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on April 4, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHUBB LIMITED

By:	/s/ Joseph F. Wayland
Joseph F. Wayland
General Counsel

DATE: May 19, 2017

EXHIBIT INDEX

Exhibit Number	Description

10.1	Chubb Limited Employee Stock Purchase Plan incorporated by reference to Annex A of the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on April 4, 2017